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                                                                    EXHIBIT 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated March 23, 2006 relating to the consolidated financial statements and financial statement schedules of CRM Holdings, Ltd. and subsidiaries within this annual report on Form 10-K.

                                              /s/ JOHNSON LAMBERT & CO.
Reston, Virginia
March 28, 2006